UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2022
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the 2022 Annual Meeting of Shareholders (the 2022 Annual Meeting) of Markel Corporation (the Company) held on May 11, 2022, shareholders (i) elected directors to the Company's Board of Directors (the Board) to serve until the Company's 2023 Annual Meeting of Shareholders or until their respective successors are elected and qualified, (ii) approved an advisory vote on executive compensation, and (iii) ratified the selection of KPMG LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The results of the 2022 Annual Meeting were as follows:
Election of Directors

Director	For	Against	Abstain	Broker Non-Votes

Mark M. Besca	10,226,672	78,115	69,500	1,320,010
K. Bruce Connell	10,207,786	95,627	70,874	1,320,010
Thomas S. Gayner	9,800,308	570,121	3,858	1,320,010
Greta J. Harris	10,029,102	274,461	70,724	1,320,010
Morgan E. Housel	10,284,012	18,342	71,933	1,320,010
Diane Leopold	10,267,208	37,902	69,177	1,320,010
Anthony F. Markel	10,000,381	369,909	3,997	1,320,010
Steven A. Markel	9,856,952	513,406	3,929	1,320,010
Harold L. Morrison, Jr.	10,218,339	85,863	70,085	1,320,010
Michael O'Reilly	10,000,986	303,717	69,584	1,320,010
A. Lynne Puckett	10,141,676	163,135	69,476	1,320,010
Richard R. Whitt, III	10,278,668	91,176	4,443	1,320,010
Advisory Vote on Approval of Executive Compensation

For	Against	Abstain	Broker Non-Votes

10,127,640	148,536	98,111	1,320,010
Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes

11,127,595	559,264	7,438	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

May 13, 2022	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary
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